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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2002


                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)



---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                001-08089                             59-1995548
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
---------------------------------------- -------------------------------------- --------------------------------------


                         2099 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)


                                 (202) 828-0850
              (Registrant's telephone Number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 28, 2002, Danaher Corporation, a Delaware corporation (the "Company"), dismissed Arthur Andersen LLP as its independent accountant and determined to engage Ernst & Young LLP as its new independent accountant. The change in independent accountants became effective May 28, 2002. The decision to dismiss Arthur Andersen and to engage Ernst & Young was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         Arthur Andersen's reports on the Company's financial statements did not, in either of the past two fiscal years, contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and May 28, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC")).

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and May 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the SEC. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen's letter, dated May 29, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and the subsequent interim period between December 31, 2001 and May 28, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant


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                                    SIGNATURE
                                    ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DANAHER CORPORATION



                                  By:      /s/ Patrick W. Allender
                                     ---------------------------------------
                                     Name:   Patrick W. Allender
                                     Title:  Executive Vice President, Chief
                                             Financial Officer and Secretary

Dated:   May 29, 2002



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                              Exhibit Index
                              -------------

Exhibit No.            Description
-----------            -----------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant